UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130

(Address of Principal Executive Offices, including Zip Code)

(760) 260-8600

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved:

•	The Company’s 2018 Equity Incentive Plan (the “2018 Plan”).

A summary of the material terms of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2018. That summary is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM	5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 9, 2018, the Company held the Annual Meeting. As of March 19, 2018, the record date for the Annual Meeting, 39,858,575 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,516,762 shares of common stock were present in person or represented by proxy for the four proposals summarized below.

Proposal 1: Election of Directors

The Company’s stockholders elected the eight persons listed below to serve until the Company’s 2019 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	33,945,152	83,952	2,487,658
Roy Baynes, M.D., Ph.D.	33,808,776	220,328	2,487,658
Timothy Coughlin	32,040,569	1,988,535	2,487,658
John Kozarich, Ph.D.	33,803,122	225,982	2,487,658
Gary Lyons	23,288,179	10,740,925	2,487,658
Jeffrey Meckler	32,046,092	1,983,012	2,487,658
John A. Orwin	32,103,795	1,925,309	2,487,658
Ron Squarer	33,927,611	101,493	2,487,658

Proposal 2: Approval of the Company’s 2018 Equity Incentive Plan

The Company’s stockholders approved the 2018 Plan. The final voting results are as follows:

Votes For	28,040,768
Votes Against	5,984,106
Abstentions	4,230
Broker Non-Votes	2,487,658

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	33,796,364
Votes Against	226,052
Abstentions	6,688
Broker Non-Votes	2,487,658

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results are as follows:

Votes For	36,324,064
Votes Against	163,624
Abstentions	29,074
Broker Non-Votes	—

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Retrophin, Inc. 2018 Equity Incentive Plan, Form of Stock Option Grant Notice, Option Agreement and Exercise Notice, Form of Restricted Stock Unit Award Agreement for use thereunder

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: May 10, 2018	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary